UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

KALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kalaris Therapeutics, Inc.

400 Connell Drive, Suite 5500
Berkeley Heights, New Jersey 07922
(Address of principal executive offices, including zip code)

(650) 249-2727

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Kalaris Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on June 3, 2026. The following is a summary of the matters voted on at that meeting.

1.

The stockholders of the Company elected Napoleone Ferrara, M.D., David Hallal and Leone Patterson as Class III directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified. The results of the stockholders’ vote with respect to such matter were as follows:

	For	Withheld	Broker Non- Votes
Napoleone Ferrara, M.D.	15,619,403	733,571	3,420,470
David Hallal	15,623,189	729,785	3,420,470
Leone Patterson	15,858,093	494,881	3,420,470

2.

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote, on a non-binding advisory basis, with respect to such matter were as follows:

For	Against	Abstain	Broker Non- Votes
15,852,844	495,763	4,366	3,420,470

3.

The stockholders of the Company recommended, on a non-binding advisory basis, that future advisory votes on the compensation of the Company’s named executive officers be held every year. The results of the stockholders’ vote, on a non-binding advisory basis, with respect to such matter were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
16,336,117	875	11,154	4,827	3,420,470

After taking into consideration the foregoing voting results, the Board of Directors of the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4.

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
19,771,260	1,583	601

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALARIS THERAPEUTICS, INC.

Date: June 4, 2026	By:	/s/ Andrew Oxtoby
	Name:	Andrew Oxtoby
	Title:	Chief Executive Officer